Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF MAY
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Michael Lynch                                                        CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                             MONTH: APRIL 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                             BANK ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
Amounts reported should be              NATIONAL        GROUP           GROUP           GROUP        TESSERACT GROUP     TESSERACT
per the debtor's books,                DEPOSITORY     DEPOSITORY        MEDICAL         PAYROLL         OPERATING         CHARTER
not per the bank statement           #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-978-8101    #022-922-6808
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --      313,259.56              --              --               --       248,111.21

RECEIPTS
 STUDENT FEES                         1,365,769.10      216,966.61
 CHARTER SCHOOL REVENUE                                                                                                           --
 ACCOUNTS RECEIVABLE                            --
 INTEREST                                                     8.10
 SALE OF ASSETS
 TRANSFERS IN FROM OTHER ACCOUNTS                     1,549,714.89              --      834,609.81       147,627.68               --
 OTHER (ATTACH LIST)

     TOTAL RECEIPTS                   1,365,769.10    1,766,689.60              --      834,609.81       147,627.68               --

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS                 --       19,083.82              --      373,161.69        84,737.22        32,301.93
 CAPITAL IMPROVEMENTS
 PRE-PETITION DEBT
 TRANSFERS TO OTHER DIP ACCOUNTS      1,365,769.10      982,237.49                                                        183,945.79
 PAYMENTS MADE FOR SUNRISE EDU.                         701,748.38                      461,448.12        63,293.20
 OTHER (VOIDS)                                                                                              (402.74)

 REORGANIZATION EXPENSES:
  ATTORNEY FEES
  ACCOUNTANT FEES
  OTHER PROFESSIONAL FEES
  U.S. TRUSTEE QUARTERLY FEE
  COURT COSTS
    TOTAL DISBURSEMENTS               1,365,769.10    1,703,069.69              --      834,609.81       147,627.68       216,247.72
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
END OF MONTH                                    --      376,879.47              --              --               --        31,863.49
                                     =============   =============   =============   =============    =============    =============

                                                                        BANK ACCOUNTS
                                     -------------------------------------------------------------------------------------
Amounts reported should be               CHARTER       FIRST FEDERAL     CREDITOR         PETTY CASH
per the debtor's books,              EXTRACURRICULAR   CREDIT UNION       RESERVE       EAGAN MINNESOTA
not per the bank statement            #022-922-7442   #4002-0270-922   #052-980-2118   #1-801-9204-8049        TOTAL
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                               --               --      416,026.87                 --         977,397.64

RECEIPTS
 STUDENT FEES                                                                                                 1,582,735.71
 CHARTER SCHOOL REVENUE                                                                                                 --
 ACCOUNTS RECEIVABLE                                                                                                    --
 INTEREST                                                                     607.03                                615.13
 SALE OF ASSETS                                                                   --                                    --
 TRANSFERS IN FROM OTHER ACCOUNTS                                                                             2,531,952.38
 OTHER (ATTACH LIST)                                                                                                    --

     TOTAL RECEIPTS                              --               --          607.03                 --       4,115,303.22

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS                                                                                 509,284.66
 CAPITAL IMPROVEMENTS                                                                                                   --
 PRE-PETITION DEBT                                                                                                      --
 TRANSFERS TO OTHER DIP ACCOUNTS                 --                                                           2,531,952.38
 PAYMENTS MADE FOR SUNRISE EDU.                                                                               1,226,489.70
 OTHER (VOIDS)                                                                                                     (402.74)

 REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                                                                         --
  ACCOUNTANT FEES                                                                                                       --
  OTHER PROFESSIONAL FEES                                                                                               --
  U.S. TRUSTEE QUARTERLY FEE                                                                                            --
  COURT COSTS                                                                                                           --
    TOTAL DISBURSEMENTS                          --               --              --                 --       4,267,324.00
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
END OF MONTH                                     --               --      416,633.90                 --         825,376.86
                                      =============   ==============   =============   ================   ================

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                                                               4,267,324.00
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                                  (2,531,952.38)
  LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                                 (1,226,489.70)
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                          ----------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                            508,881.92
                                                                                                          ================

                       The Tesseract Group (excl. Sunrise)
                             Statement of Operations
                        For the Month Ending May 31, 2001

REVENUE
Tuition and Fees Revenue                                         $   211,102.83
Charter Revenue                                                              --
Transportation Revenue                                                 1,310.52
Food Revenue                                                           6,799.30
Refunds/Returns                                                           22.50
Discounts                                                             (2,493.46)
                                                                 --------------
Total Revenue                                                        216,741.69
                                                                 --------------
OPERATIONAL COSTS
Salaries and Wages                                                   345,972.37
Taxes and Benefits                                                    25,685.82
Classroom Expenses                                                     8,490.34
Food Programs Expense                                                    172.74
Transportation Expenses                                                  264.37
Maintenance Expense                                                    6,609.16
Insurance Expense                                                      5,968.55
Internet Expense                                                             --
Rent Expense                                                          35,447.80
Security Services Expense                                                    --
Personal Property Tax Expense                                                --
Real Property Tax Expense                                                    --
Utilities Expense                                                     12,340.67
                                                                 --------------
Total Operational Costs                                              440,951.82
                                                                 --------------
GENERAL & ADMINISTRATIVE COSTS
Advertising, Mktg, Promo Exp                                                 --
Audit & Tax Expense                                                          --
Bad Debt Expense                                                      35,421.76
Bank Charges/Processing Fees-A                                         1,038.30
Computer/Technology Expense                                              539.44
Consultant Fees Expense                                                2,867.37
Investor Relations Expense                                                   --
Licenses & Fees Expense                                                      --
Office/School Supplies Expense                                         1,512.53
Penalties & Late Fees Expense                                                --
Postage and Printing Expense                                           1,032.30
Pre-Employment Expense                                                       --
Telephone Expense                                                      3,919.35
Travel Expense                                                            24.80
Closed School Expense                                                        --
Corporate Overhead                                                   101,301.35
Corporate Overhead Allocated to Sunrise                              (50,651.00)
Other Expenses                                                           228.00
                                                                 --------------
Total General and Administrative Expenses                             97,234.20
                                                                 --------------
Gain/Loss on Sales of Fixed Assets                                (1,184,816.33)
Other Income                                                           1,327.50
Interest Expense                                                     (83,429.20)
                                                                 --------------
Net Interest and Other Income (Expense)                           (1,266,918.03)
                                                                 --------------
Depreciation Expense                                                  32,398.89
                                                                 --------------
Total Depreciation and Amortization                                   32,398.89
                                                                 --------------
REORGANIZATION EXPENSES
Professional Fees                                                     75,600.70
Professional Fees Allocated to Sunrise                               (37,800.00)
                                                                 --------------
Total Reorganization Expenses                                         37,800.70
                                                                 --------------
Net Income                                                       $(1,658,561.95)
                                                                 ==============

                       The Tesseract Group (excl. Sunrise)
                                  Balance Sheet
                                  May 31, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                        $   854,171.96
Accounts Receivable, net                                              31,649.83
Note Receivable from Nobel                                                   --
Prepaid Rent                                                          46,615.40
Other Prepaid Expenses                                               481,273.83
                                                                 --------------
Total Current Assets                                               1,413,711.02

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                        1,165,707.30
Deposits and Other Assets                                          1,468,274.57
                                                                 --------------
Total Assets                                                     $23,019,517.15
                                                                 ==============
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    27,886.02
Accrued Payroll and Benefits                                       1,073,147.89
Accrued Payroll Taxes                                                 56,763.92
Deferred Revenue and Tuition Deposits                                884,555.74
                                                                 --------------
Total Current Liabilities                                          2,042,353.57
                                                                 --------------
Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   3,989,147.04
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,253,204.07
Long-Term Debt                                                     1,706,296.23
                                                                 --------------
Total Pre-Petition Liabilities                                    16,662,969.99
                                                                 --------------
Due to Sunrise                                                     1,006,524.55
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                 --------------
Total Long-Term Liabilities                                        1,524,623.41
                                                                 --------------
Total Liabilities                                                 20,229,946.97
                                                                 --------------
Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,315,207.40
Post Petition Retained Deficit                                    (2,525,637.22)
                                                                 --------------
Total Shareholders' Equity                                         2,789,570.18
                                                                 --------------
Total Liabilities and Shareholders' Equity                       $23,019,517.15
                                                                 ==============

CASE NUMBER: B-00-10938-ECF-RTB                       STATUS OF ASSETS

                                                      0-30      31-60     60+
ACCOUNTS RECEIVABLE                         TOTAL     DAYS      DAYS      DAYS
-------------------                         -----     ----      ----      ----

TOTAL ACCOUNTS RECEIVABLE                  37,471     8,156     2,325    26,990
 LESS: AMOUNT CONSIDERED UNCOLLECTIBLE      5,821                         5,821
ACCOUNTS RECEIVABLE (NET)                  31,650     8,156     2,325    21,169

                               SCHEDULED                               CURRENT
FIXED ASSETS                     AMOUNT      ADDITIONS    DELETIONS     AMOUNT
------------                     ------      ---------    ---------     ------
REAL PROPERTY                  1,867,408                 1,867,408           (0)

BUILDING IMPROVEMENTS/PLANT      846,395      16,066       623,967      238,494
ACCUMULATED DEPRECIATION        (136,823)    (33,112)     (125,795)     (44,140)
NET BUILDINGS/PLANT              709,573     (17,047)      498,172      194,354

EQUIPMENT                      5,466,149      11,637     3,682,927    1,794,858
ACCUMULATED DEPRECIATION      (2,404,930)   (533,426)   (2,125,290)    (813,067)
NET EQUIPMENT                  3,061,218    (521,789)    1,557,637      981,792

AUTOS & VEHICLES                 557,586                   475,108       82,478
ACCUMULATED DEPRECIATION        (259,791)    (65,272)     (232,148)     (92,915)
NET AUTOS & VEHICLES             297,795     (65,272)      242,960      (10,437)

NOTE: Reduction in assets due to sale of Scottsdale, Eagan, Paradise Valley and Ahwatukee private schools

CASE NUMBER: B-00-10938-ECF-RTB                STATUS OF LIABILITIES
                                               AND SENSITIVE PAYMENTS

      POSTPETITION
   UNPAID OBLIGATIONS             TOTAL        0-30     31-60    61-90     91+
   ------------------           ---------   ---------   -----    -----   ------
ACCOUNTS PAYABLE                   27,886      13,951      --    6,455    7,480
TAXES PAYABLE                      56,764      56,764
ACCRUED SALARIES AND BENEFITS   1,073,148   1,073,148
PREPAID TUITION AND DEPOSITS      884,556     884,556
SECURED DEBT
OTHER (ATTACH LIST)
                                ---------   ---------   -----    -----   ------
TOTAL POST-PETITION
     LIABILITIES                2,042,354   2,028,419      --    6,455    7,480
                                =========   =========   =====    =====   ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                         AMOUNT PD      TOTAL PD
NAME                  REASON FOR PAYMENT                THIS MONTH      TO DATE
----                  ------------------                ----------      -------
Lucian Spataro        Wages and Exp. Reimbursement              --    129,134.79
Ernie Recsetar        Wages                                     --     22,000.00
Michael Lynch         Wages and Exp. Reimbursement       17,784.47    122,473.56
Gary Lilyquist        Wages and Exp. Reimbursement              --     80,239.99
                                                        ----------   -----------
TOTAL PAYMENTS TO INSIDERS                               17,784.47    353,848.34
                                                        ==========   ===========

                                  PROFESSIONALS

                      DATE OF COURT                           TOTAL
                    ORDER AUTHORIZING   AMOUNT     AMOUNT   TOTAL PAID  INCURRED
NAME                     PAYMENT       APPROVED     PAID     TO DATE    & UNPAID
----                     -------       --------     ----     -------    --------
Bryan Cave                                    0          0  47,759.54
Engleman & Berger, PC                  4,032.16   4,032.16  49,127.11

CASE NUMBER: B-00-10938-ECF-RTB                                  CASE STATUS

QUESTIONNAIRE
                                                                YES        NO
                                                                ---        --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 210

INSURANCE

                    CARRIER AND    PERIOD    EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY     POLICY NUMBER   COVERED      DATE         & FREQUENCY
--------------     -------------   -------      ----         -----------
Gen Liability      CLI0020446      3/1/2001   7/31/2001    Paid in full
Auto Liability     70APN164181     3/1/2001   7/31/2001    Paid in full
Excess Liability   UMI0000567      3/1/2001   7/31/2001    Paid in full
Workers Comp       307512-4       12/1/2000  11/30/2001    Monthly as a % of PR
Blanket Contents   59UUMUN3158     3/1/2001   7/31/2001    Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS

                                                                    Total For
                                                                     May 2001
                                                                  -------------

BEGINNING FUNDS AVAILABLE:                                        $  977,397.64
                                                                  -------------

Cash In:  Telecheck                                               $  216,966.61
          Credit Card Deposit (Preschools)                           548,180.36
          Credit Card Deposit (Private)                                8,132.49
          Credit Card Deposit (Charter)                                  260.00
          Regular Deposits (Preschools)                              440,940.78
          Regular Deposits (Private)                                  31,565.08
          Regular Deposits (Charter)                                  20,989.99
          Regular Deposits (Corporate)                               322,063.05
          Other  Deposit (Charter)                                           --
          Interest                                                       615.13
          Interest on LTC Acct                                               --
          Voids                                                          402.74
                                                                  -------------
Daily Cash In:                                                    $1,590,116.23
                                                                  =============

Cash Out: Preschool A/P                                           $  701,748.38
          Charter A/P                                                 32,301.93
          Private A/P                                                 21,444.02
          Corporate A/P                                              126,586.39
          TesseracT Payroll                                          267,333.39
          Preschool Payroll                                          461,448.12
          Charter Payroll                                            105,828.30
          College PR                                                         --
          Preschool NSF                                                6,362.65
          Medical Claims                                                     --
          Banking Fees                                                19,083.82
          LTC Payment                                                        --
          LTC Fees                                                           --
                                                                  -------------
Daily Cash Out:                                                   $1,742,137.00
                                                                  =============

Net Cash In/Out:                                                  $ (152,020.77)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $  825,376.87
                                                                  =============

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                         $ 776,857.01
                                                                   ------------

Cash In:  Credit Card Deposit (Private)                                8,132.49
          Credit Card Deposit (Charter)                                  260.00
          Regular Deposits (Private)                                  31,565.08
          Regular Deposits (Charter)                                  20,989.99
          Regular Deposits (Corporate)                               322,063.05
          Other  Deposit (Charter)                                           --
          Interest                                                       615.13
                                                                   ------------
Daily Cash In:                                                     $ 383,625.74
                                                                   ============

Cash Out: Charter A/P                                                 32,301.93
          Private A/P                                                 21,444.02
          Corporate A/P                                              126,586.39
          Corporate A/P (allocated to Sunrise)                       (63,293.20)
          TesseracT Payroll                                          267,333.39
          Charter Payroll                                            105,828.30
          Medical Claims                                                     --
          Banking Fees                                                19,083.82
          LTC Payment                                                        --
          Voids                                                         (402.74)
                                                                   ------------
Daily Cash Out:                                                    $ 508,881.91
                                                                   ============

Net Cash In/Out:                                                   $(125,256.17)
                                                                   ------------

ENDING FUNDS AVAILABLE:                                            $ 651,600.84
                                                                   ============

                                Corporate Company
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

* Voided Checks

                                                                                                      Audit
Check Number           Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code        Amount
------------           ---------       -----------------                ----------   ------------   ----------        ------
200012820              LYN000000-B     LYNCH,MICHAEL                      5/1/2001   OPERATING2     PMCHK00000244      $1,640.00
200012821              SHE000000-B     SHEARER,DAN                        5/3/2001   OPERATING2     PMCHK00000245        $200.00
200012822              BONJAM000-B     JAMES BONFIGLIO                    5/7/2001   OPERATING2     PMCHK00000246      $4,275.00
200012823              ALLFOO001-B     ALLIANT FOODSERVICE - AZ           5/7/2001   OPERATING2     PMCHK00000247         $24.19
200012824              APS200000-B     APS - 2907                         5/7/2001   OPERATING2     PMCHK00000247      $4,402.34
200012825              AT&T78522-B     AT&T - 78225                       5/7/2001   OPERATING2     PMCHK00000247         $23.54
200012826              ATTGA0000-B     ATT-GA-277019                      5/7/2001   OPERATING2     PMCHK00000247        $752.40
200012827              BAPVER000-B     VERLENE BAPTISTO                   5/7/2001   OPERATING2     PMCHK00000247        $272.50
200012828              COUCHE000-B     COURTESY CHEVROLET                 5/7/2001   OPERATING2     PMCHK00000247        $396.95
200012829              DEBLOU000-B     LOUIE DE BRUSK                     5/7/2001   OPERATING2     PMCHK00000247        $250.00
200012830              MCKDAV000-B     DAVID MC KEE                       5/7/2001   OPERATING2     PMCHK00000247      $1,660.00
200012831              SHAFOO000-B     SHAMROCK FOODS COMPANY             5/7/2001   OPERATING2     PMCHK00000247        $179.42
200012832              US0WES003-B     US WEST COMMUNICATIONS-29060       5/7/2001   OPERATING2     PMCHK00000247         $45.64
200012833              WESINN000-B     WESTERN INNOVATIONS INC            5/7/2001   OPERATING2     PMCHK00000247      $1,900.00
200012834              FEDEXP000-B     FEDERAL EXPRESS                    5/7/2001   OPERATING2     PMCHK00000248        $354.80
200012835              AT&TPHO00-B     AT&T PHOENIX-78225                 5/7/2001   OPERATING2     PMCHK00000248         $44.55
200012836              Q0MINC000-B     Q-MATRIX INC                       5/7/2001   OPERATING2     PMCHK00000248      $2,170.72
200012837              US0WES003-B     US WEST COMMUNICATIONS-29060       5/7/2001   OPERATING2     PMCHK00000248      $4,468.38
200012838              WELFAR003-B     WELLS FARGO (MN)                   5/7/2001   OPERATING2     PMCHK00000248        $707.08
200012839              AICRED000-B     A.I. CREDIT CORP.                  5/7/2001   OPERATING2     PMCHK00000248     $10,529.51
200012840              DOCTEC000-B     DOCUMENT TECHNOLOGIES              5/7/2001   OPERATING2     PMCHK00000248      $3,624.20
200012841              US0WES003-B     US WEST COMMUNICATIONS-29060       5/7/2001   OPERATING2     PMCHK00000248        $123.97
200012842              MAN FIN000-B    MANULIFE FINANCIAL                 5/7/2001   OPERATING2     PMCHK00000248      $3,750.74
200012843              MOOBRI000-B     MOORE, BRIAN                       5/7/2001   OPERATING2     PMCHK00000248        $304.19
200012844              RIVJUD000-B     JUDI RIVERA                        5/7/2001   OPERATING2     PMCHK00000248         $20.74
200012845              IMPFIN000-B     IMPERIAL FINANCIAL PRINTING        5/8/2001   OPERATING2     PMCHK00000249        $184.00
200012846              ARC000000-B     ARC                                5/8/2001   OPERATING2     PMCHK00000250        $618.63
200012847              FRYFOO000-B     FRY'S FOOD STORES                  5/8/2001   OPERATING2     PMCHK00000250        $137.33
200012848              MOOBRI000-B     MOORE, BRIAN                       5/8/2001   OPERATING2     PMCHK00000250        $150.46
200012849              LYN000000-B     LYNCH,MICHAEL                     5/10/2001   OPERATING2     PMCHK00000251        $547.95
200012850              ALL&PR000-B     ALLEN & PRICE PLC                 5/15/2001   OPERATING2     PMCHK00000252        $285.00
200012851              FEDEXP000-B     FEDERAL EXPRESS                   5/15/2001   OPERATING2     PMCHK00000252        $121.04
200012852              GECAP0003-B     GE CAPITAL                        5/15/2001   OPERATING2     PMCHK00000252        $177.24
200012853              KEYDAT000-B     KEY DATA SYSTEMS                  5/15/2001   OPERATING2     PMCHK00000252        $301.90
200012854              US0WES003-B     US WEST COMMUNICATIONS-29060      5/15/2001   OPERATING2     PMCHK00000252        $380.60
200012855              ADAROA000-B     ADAM ROACH                        5/15/2001   OPERATING2     PMCHK00000253        $600.00
200012856              AMELIN000-B     AMERIPRIDE LINEN AND APPAREL      5/15/2001   OPERATING2     PMCHK00000253         $26.20
200012857              FARRAU000-B     RAUL FARFAN                       5/15/2001   OPERATING2     PMCHK00000253        $915.00
200012858              NICDOU000-B     DOUGLAS NICHOLAS                  5/15/2001   OPERATING2     PMCHK00000253        $765.42
200012859              PROONE000-B     PROTECTION ONE - AZ               5/15/2001   OPERATING2     PMCHK00000253         $84.79
200012860              SHAFOO000-B     SHAMROCK FOODS COMPANY            5/15/2001   OPERATING2     PMCHK00000253        $114.11
200012861              US0WES003-B     US WEST COMMUNICATIONS-29060      5/15/2001   OPERATING2     PMCHK00000253        $557.15
200012862              ENGBER000-B     ENGELMAN BERGER,P.C.              5/16/2001   OPERATING2     PMCHK00000254      $4,032.16
200012863              CIGEMP000-B     CIGNA EMPLOYEE BENE-PPO           5/18/2001   OPERATING2     PMCHK00000255      $2,306.90
200012864              CONGEN000-B     CONNECTICUT GENERAL LIFE          5/18/2001   OPERATING2     PMCHK00000255     $43,733.58
200012865              CONGENLIF-B     CONNECTICUT GENERAL LIFE-DENT     5/18/2001   OPERATING2     PMCHK00000255      $3,293.90
200012866              MAN FIN000-B    MANULIFE FINANCIAL                5/18/2001   OPERATING2     PMCHK00000256      $3,396.34
200012867              AMEPRI000-B     AMERIPRIDE LINEN AND APPAREL      5/21/2001   OPERATING2     PMCHK00000257         $50.24
200012868              BENARI000-B     BEN-DOR, ARIELA                   5/21/2001   OPERATING2     PMCHK00000257      $1,288.00
200012869              CITSCOUTI-B     CITY OF SCOTTSDALE-UTILITIES      5/21/2001   OPERATING2     PMCHK00000257      $1,221.78
200012870              CULWAT000-B     CULLIGAN WATER COND               5/21/2001   OPERATING2     PMCHK00000257         $51.46
200012871              FOS000000-B     FOSTER,REBECCA                    5/21/2001   OPERATING2     PMCHK00000257         $24.80
200012872              PURPOW000-B     PURCHASE POWER                    5/21/2001   OPERATING2     PMCHK00000257      $1,000.00
200012873              SHAFOO000-B     SHAMROCK FOODS COMPANY            5/21/2001   OPERATING2     PMCHK00000257         $57.58
200012874              ABAOFF000-B     ABACUS OFFICE SOLUTIONS           5/21/2001   OPERATING2     PMCHK00000258        $539.44
200012875              AT&TWIR02-B     AT&T WIRELESS SERVICES 0001 -     5/21/2001   OPERATING2     PMCHK00000258      $2,536.74
200012876              DEPTRU000-B     DEPOSITORY TRUST COMPANY          5/21/2001   OPERATING2     PMCHK00000258         $90.00
200012877              FEDEXP000-B     FEDERAL EXPRESS                   5/21/2001   OPERATING2     PMCHK00000258        $213.08
200012878              KP0LIM000-B     KP LIMITED INC                    5/22/2001   OPERATING2     PMCHK00000259        $530.67
200012879              MOOBRI000-B     MOORE, BRIAN                      5/22/2001   OPERATING2     PMCHK00000259        $117.18
200012880              PURPOW000-B     PURCHASE POWER                    5/22/2001   OPERATING2     PMCHK00000259         $79.82
200012881              SHE000000-B     SHEARER,DAN                       5/22/2001   OPERATING2     PMCHK00000259        $222.36
200012882              SHUAHW000-B     SHRGARD OF AHWATUKEE              5/22/2001   OPERATING2     PMCHK00000259        $296.91
200012883              SNELDO000-B     DOUG SNELL                        5/22/2001   OPERATING2     PMCHK00000259        $134.31
200012884              STAFUN000-B     STATE FUND COMPENSATION           5/22/2001   OPERATING2     PMCHK00000259      $3,074.00
200012885              WICPIL000-B     WICK PILCHER INSURANCE, INC.      5/22/2001   OPERATING2     PMCHK00000259     $16,000.00
200012886              LYN000000-B     LYNCH,MICHAEL                     5/23/2001   OPERATING2     PMCHK00000260        $415.79

                                Corporate Company
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

* Voided Checks

                                                                                                      Audit
Check Number           Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code        Amount
------------           ---------       -----------------                ----------   ------------   ----------        ------
200012887              AT&T78522-B     AT&T - 78225                      5/25/2001   OPERATING2     PMCHK00000261         $94.59
200012888              COLMAS000-B     COLLEGEMASTERS                    5/25/2001   OPERATING2     PMCHK00000261      $2,867.37
200012889              TERINT000-B     TERMINEX INTERNATIONAL            5/25/2001   OPERATING2     PMCHK00000261          $2.00
200012890              U0CWIN000-B     U-C WINDOW CLEANING               5/25/2001   OPERATING2     PMCHK00000261        $300.00
200012891              US0WES003-B     US WEST COMMUNICATIONS-29060      5/25/2001   OPERATING2     PMCHK00000261      $1,516.55
200012892              AT&T78522-B     AT&T - 78225                      5/25/2001   OPERATING2     PMCHK00000262         $11.07
200012893              FEDEXP000-B     FEDERAL EXPRESS                   5/25/2001   OPERATING2     PMCHK00000262        $111.18
200012894              SIESPR000-B     SIERRA SPRINGS                    5/25/2001   OPERATING2     PMCHK00000262         $32.78
200012895              US0WES003-B     US WEST COMMUNICATIONS-29060      5/25/2001   OPERATING2     PMCHK00000262      $2,247.46
200012896              LYN000000-B     LYNCH,MICHAEL                     5/30/2001   OPERATING2     PMCHK00000263      $1,527.53
200012897              THEYOU000       THE YOUNG ONES CENTER             5/31/2001   OPERATING2     PMCHK00000264      $6,525.16
200012934              IMPBAN000       IMPERIAL BANK                     5/31/2001   OPERATING2     PMPAY00000017    $217,420.63
REMIT000000000000108   WELBAN000-B     WELLS FARGO BANK                  5/15/2001                  PMCHK00000252          $0.00
                                                                                                                     -----------
Total Checks: 80                                                                          Total Amount of Checks:    $365,451.04
                                                                                                                     ===========

                                 Owned Charters
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

* Voided Checks

                                                                                               Audit
Check Number   Vendor ID        Vendor Check Name                Check Date   Checkbook ID   Trail Code         Amount
------------   ---------        -----------------                ----------   ------------   ----------         ------
800050142      FIRWES000-B      FIRST WEST PROPERTIES             5/31/2001   OPERATING      PMCHK00000084     $16,054.21
800050483      ATHTRA001-B      ATHLETES IN TRAINING-SOUTHERN      5/7/2001   OPERATING      PMCHK00000073      $1,320.00
800050484      ATTGA0000-B      ATT-GA-277019                      5/7/2001   OPERATING      PMCHK00000073        $297.50
800050485      IKOOFF003-B      IKON OFFICE SOLUTIONS (CA)         5/7/2001   OPERATING      PMCHK00000073         $62.24
800050486      PROONE000-B      PROTECTION ONE - AZ                5/7/2001   OPERATING      PMCHK00000073        $141.19
800050487      PURPOW000-B      PURCHASE POWER                     5/7/2001   OPERATING      PMCHK00000073        $619.00
800050488      RUTNOR000-B      RUTH NORRIS RYAN                   5/7/2001   OPERATING      PMCHK00000073        $600.00
800050489      SLAJAC000-B      JACK SLATE                         5/7/2001   OPERATING      PMCHK00000073         $58.05
800050490      THUMOU000-B      THUNDER MOUNTAIN CLEANING SERV     5/7/2001   OPERATING      PMCHK00000073      $2,550.55
800050491      US0WES003-B      US WEST COMMUNICATIONS-29060       5/7/2001   OPERATING      PMCHK00000073        $517.05
800050492      WASMAN001-B      WASTE MANAGEMENT OF ARIZONA        5/7/2001   OPERATING      PMCHK00000073        $443.37
800050493      ATHIN0000-B      ATHLETES IN TRAINING              5/15/2001   OPERATING      PMCHK00000074      $3,600.00
800050494      CITPHOWAT-B      CITY OF PHOENIX (WATER SVCS)29    5/15/2001   OPERATING      PMCHK00000074        $203.60
800050495      PARWAS000-B      PARADISE WASTE SERVICES           5/15/2001   OPERATING      PMCHK00000074        $184.73
800050496      RUTNOR000-B      RUTH NORRIS RYAN                  5/15/2001   OPERATING      PMCHK00000074      $1,200.00
800050497      MANLIF000-B      MANULIFE FINNANCIAL               5/18/2001   OPERATING      PMCHK00000075        $344.21
800050498      APS200000-B      APS - 2907                        5/21/2001   OPERATING      PMCHK00000076      $1,800.37
800050499      DAVJEN000-B      DAVIS, JENNIFER                   5/21/2001   OPERATING      PMCHK00000076        $228.00
800050500      UNIPAR000-B      UNITED PARCEL SERVICE-UPS         5/21/2001   OPERATING      PMCHK00000076         $32.30
800050501      WELFAR001-B      WELLS FARGO FIN/HUGHES CALIHAN    5/21/2001   OPERATING      PMCHK00000076        $406.75
800050502      ATHTRA001-B      ATHLETES IN TRAINING-SOUTHERN     5/25/2001   OPERATING      PMCHK00000077      $1,320.00
800050503      TERCOM000-B      TERMINIX COMMERCIAL               5/25/2001   OPERATING      PMCHK00000077         $75.00
800050504      U0CWIN000-B      U-C WINDOW CLEANING               5/25/2001   OPERATING      PMCHK00000077        $243.81
                                                                                                               ----------
Total Checks: 23                                                                    Total Amount of Checks:    $32,301.93
                                                                                                               ==========